Exhibit 10.3

THE ISSUANCE AND SALE OF THE SECURITY REPRESENTED BY THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM GENERALLY ACCEPTABLE TO THE COMPANY’S LEGAL COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

DEMAND SECURED PROMISSORY NOTE

$[ ]	May 17, 2023
New York, New York

FOR VALUE RECEIVED, Crown Electrokinetics Corp., a Delaware corporation (the “Maker”), hereby promises to pay to the order of ___________ or its assigns (“Holder”), the principal amount of [ ] ($[ ]) (the “Principal”) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below), from the date hereof until the same becomes due and payable in each case in accordance with the terms hereof.

1. Payment on Demand. The entire unpaid Principal of this demand promissory note (this “Note”), together with accrued and unpaid interest hereunder, shall be due and payable at any time, or from time to time, upon a demand made by Holder for any reason or no reason from and after the earlier to occur of (x) the time of consummation of the first subsequent offering of securities by the Company occurring on or after the date hereof and (y) [ ], 2023. The Maker will pay to the Holder of this Note on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in the drafting and negotiation of this Note and all costs and expenses of any enforcement or collection of this Note, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. Payments shall be credited first to the accrued interest then due and payable and the remainder applied to Principal. The purchase price of this Note was [  ]. As additional consideration for the issuance of this Note, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission under the 1933 Act, on the date hereof the Maker shall also issue to the Holder [  ] shares of the Maker’s common stock, $0.0001 par value per share. Such shares will require shareholder consent before issuance.

2. Interest. Interest on this Note shall commence accruing on the date hereof at the Interest Rate and shall be computed on the basis of a 360-day year and twelve 30-day months, shall compound each calendar month and shall be payable in arrears to the Holder on the date of any demand of payment hereunder in cash. For purposes of this Note, “Interest Rate” means, zero percent (0%) per annum.

3. Prepayment. Prepayment by Maker of Principal, together with any accrued and unpaid Interest and any Late Charges, may be made at any time after the date hereof without notice, premium or penalty. Notwithstanding anything herein to the contrary, so long as any amounts remain outstanding hereunder, all cash proceeds (or such lower portion as mutually agreed upon by the Maker and the Holder prior to such Subsequent Offering) received by the Maker on or after the date hereof from any sales of any securities of the Maker after the date hereof (each, a “Subsequent Offering”, and each such cash amount, the “Subsequent Offering Proceeds” thereof), shall be used to repay this Note (such portion of any given Subsequent Offering Proceeds required to be mandatorily paid to the Holder hereunder, each a “Subsequent Offering Payment”). Any Subsequent Offering Payment received by the Maker prior to 4:00 P.M. New York city time on a given date shall be paid to the Holder on such given date. Any Subsequent Offering received by the Maker after 4:00 P.M. New York city time on a given date shall be paid to the Holder on the immediately following business day. The Maker shall deliver written notice of any transactions with respect to the applicable Subsequent Offering three (3) business days prior to the contemplated consummation of such Subsequent Offering.

4. Representations and Warranties of Maker. Maker represents and warrants as follows as of the date hereof: (a) it is duly organized, validly existing and in good standing under the laws of its state of Delaware; (b) the execution, delivery and performance by Maker of this Note are within Maker’s powers, have been duly authorized by all necessary actions, and do not contravene its governing agreements, certificates or other organization documents, and do not contravene any law or any contractual restriction binding on or affecting Maker; (c) no authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by Maker of this Note; (d) this Note constitutes the legal, valid and binding obligation of Maker party thereto, enforceable against Maker in accordance with its terms, except to the extent enforceability is limited by bankruptcy, insolvency, fraudulent conveyance, moratorium and other laws for the protection of creditors generally and by general equitable principles; and (e) there is no pending or, to Maker’s knowledge, threatened action or proceeding affecting Maker before any governmental agency or arbitrator with respect to the transactions contemplated by this Note or which may materially adversely affect the property, assets or condition (financial or otherwise) of Maker.

5. Late Charges. Any amount of Principal, Interest or other amounts due hereunder which is not paid when due (a “Payment Default”) shall result in a late charge being incurred and payable by the Maker at the rate of fifteen percent (15%) per annum of such amount from the date such amount was due until the same is paid in full (the “Late Charges”).

6. Security.

(a) General. As collateral security for to secure prompt repayment of any and all amounts outstanding hereunder from time to time and to secure prompt performance by the Maker of each of its covenants and duties under this Note, as and when due, Maker hereby pledges and assigns to the Holder a continuing security interest in, all personal property and assets of Maker and its subsidiaries, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (collectively, the “Collateral”). Such security interest constitutes a valid, first priority security interest in the Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any filings undertaken related to the Holder’s rights under the Delaware Uniform Commercial Code (the “Code”), the Holder’s lien on the Collateral shall remain in effect for so long as this Note remains outstanding.

(b) Further Assurances. Maker will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Holder may reasonably request in order to: (i) perfect and protect the security interest of the Holder created hereby; (ii) enable the Holder to exercise and enforce its rights and remedies hereunder in respect of the Collateral.

(c) Mechanics. To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Holder may deem necessary or advisable to accomplish the purposes of this Note, Maker hereby (i) authorizes the Holder to execute any such agreements, instruments or other documents in Maker’s name and to file such agreements, instruments or other documents in Maker’s name and in any appropriate filing office, (ii) authorizes the Holder at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Holder may determine regardless of whether any particular asset of Maker falls within the scope of Article 9 of the Code or whether any particular asset of Maker constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether Maker is an organization, the type of organization and any organizational identification number issued to Maker) and (iii) ratifies such authorization to the extent that the Holder has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.

(d) Power of Attorney; License. Maker hereby irrevocably appoints the Holder as its attorney-in-fact and proxy, with full authority in the place and stead of Maker and in the name of Maker or otherwise, from time to time in the Holder’s discretion, to take any action and to execute any instrument which the Holder may deem necessary or advisable to accomplish the purposes of this Note. This power is coupled with an interest and is irrevocable until all of amounts outstanding hereunder have been paid in full. For the purpose of enabling the Holder to exercise rights and remedies hereunder, at such time as the Holder shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Maker hereby grants to the Holder, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Maker) to use, assign, license or sublicense any intellectual property now owned or hereafter acquired by Maker, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(e) No Duty. The powers conferred on the Holder hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Holder shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f) Remedies Upon Payment Default. If a Payment Default shall have occurred and be continuing, the Holder may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral).

7. Indemnification; Expenses. Maker hereby indemnifies and holds harmless Holder, each of its affiliates and correspondents and each of their respective directors, officers, employees, agents and advisors (each an “Indemnified Party”) from and against any and all actions, claims, damages, losses, liabilities, fines, penalties, costs and expenses of any kind (including, without limitation, counsel fees and disbursements in connection with any subpoena, investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto) which may be incurred by the Indemnified Party or which may be claimed against the Indemnified Party by any person by reason of or in connection with the execution, delivery or performance of this Note, or action taken or omitted to be taken by Holder under, this Note. Nothing in this paragraph is intended to limit Maker’s obligations contained elsewhere in this Note. Without prejudice to the survival of any other obligation of Maker hereunder, the indemnities and obligations of Maker contained in this paragraph shall survive the payment in full of all obligations hereunder. Maker agrees to pay to the Holder upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Holder and of any experts and agents, which the Holder may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Note, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Holder hereunder, or (iv) the failure by Maker to perform or observe any of the provisions hereof.

8. Alternate Payment Upon Extended Payment Default. If a Payment Default hereunder remains outstanding for a period of forty-eight (48) hours, at any time thereafter the Holder may, by delivery of a written notice to the Maker (each, an “Alternate Payment Notice”), require the Maker to redeem all, or any part, of this Note, including any accrued and unpaid Interest and any Late Charges (as set forth in such Alternate Payment Notice) (such aggregate portion of this Note to be redeemed, each, an “Alternate Payment Amount”) at a redemption price equal to 125% of such Alternate Payment Amount as set forth in such Alternate Payment Notice (each, an “Alternate Payment”). Upon the consummation of an Alternate Payment, the corresponding Alternate Payment Amount of this Note shall no longer remain outstanding and shall be deemed satisfied in full.

9. Miscellaneous.

(a) All amounts to be paid in cash hereunder shall be paid when due by wire transfer in United States dollars and immediately available funds in accordance with the wire instructions delivered to such party entitled to receive such payment prior to such date.

(b) If any cash payment on this Note shall become due on a Saturday, Sunday or a bank or legal holiday, such payment shall be made on the next succeeding business day.

(c) No course of dealing and no delay on the part of the Holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

(d) Maker hereby waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note.

(e) If Interest, Late Charges or other amounts payable under this Note is in excess of the maximum permitted by law, the Interest, Late Charges or other amounts chargeable hereunder shall be reduced to the maximum amount permitted by law and any excess over the maximum amount permitted by law shall be credited to the Principal of this Note and applied to the same and not to the payment of Interest, Late Charges or such other amounts, as applicable.

(f) Maker hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, New York in any action or proceeding arising out of or relating to this Note, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines and (iii) irrevocably agree that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois. Maker HEREBY waiveS any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

(g) This Note shall be binding upon and inure to the benefit of Maker and Holder and their respective successors, assigns, heirs and legal representations, except that Maker may not assign any rights or obligations hereunder without the prior written consent of Holder. Holder may assign to other affiliated entities all or a portion of its rights under this Note.

(h) Maker acknowledges that the transaction of which this Note is a part is a commercial transaction and hereby waives its right to any notice and hearing as may be allowed by any state or federal law with respect to any prejudgment remedy which any Holder or its successors or assigns may use.

(i) The Holder of this Note may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(j) If this Note is lost or destroyed, Maker shall, at Holder’s request and upon receipt of a lost note affidavit, in a customary form, from the Holder, execute and return to Holder a replacement promissory note identical to this Note. No replacement of this Note shall result in a novation of Maker’s obligations under this Note. Maker acknowledges the need to act promptly upon its receipt of the documentation evidencing any request by Holder that the Note be replaced pursuant to this paragraph and agrees that Maker will meet the reasonable deadlines of Holder provided that Maker has received the applicable documents at least ten (10) business days prior to such deadline. Furthermore, Maker agrees to reasonably cooperate with Holder to effectuate the obtainment of such title policy endorsements, or new title evidence and other assurances and documents as Holder shall reasonably require.

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IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

CROWN ELECTROKINETICS CORP.

By:
Name:
Title:

Agreed and accepted by:

[ ]

By:
Name:
Title: